CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Templeton ETF Trust of our reports dated May 22, 2024, relating to the financial statements and financial highlights, which appear in Franklin International Core Dividend Tilt Index ETF, Franklin Emerging Market Core Dividend Tilt Index ETF, Franklin U.S. Core Dividend Tilt Index ETF, Franklin U.S. Large Cap Multifactor Index ETF, Franklin U.S. Mid Cap Multifactor Index ETF, Franklin U.S. Small Cap Multifactor Index ETF, Franklin Disruptive Commerce ETF, Franklin Genomic Advancements ETF, Franklin Intelligent Machines ETF, Franklin Exponential Data ETF, Franklin Income Equity Focus ETF (formerly, Franklin U.S. Low Volatility ETF), Franklin Investment Grade Corporate ETF, Franklin Dynamic Municipal Bond ETF, Franklin Municipal Green Bond ETF, Franklin High Yield Corporate ETF, Franklin International Aggregate Bond ETF, Franklin Senior Loan ETF, Franklin U.S. Core Bond ETF, Franklin U.S. Treasury Bond ETF, Franklin Ultra Short Bond ETF, Franklin FTSE Australia ETF, Franklin FTSE Brazil ETF, Franklin FTSE Canada ETF, Franklin FTSE China ETF, Franklin FTSE Germany ETF, Franklin FTSE Hong Kong ETF, Franklin FTSE India ETF, Franklin FTSE Japan ETF, Franklin FTSE Latin America ETF, Franklin FTSE Mexico ETF, Franklin FTSE Saudi Arabia ETF, Franklin FTSE South Korea ETF, Franklin FTSE Switzerland ETF, Franklin FTSE Taiwan ETF, Franklin FTSE United Kingdom ETF, Franklin FTSE Asia ex Japan ETF, Franklin FTSE Europe ETF, Franklin FTSE Japan Hedged ETF, Franklin Income Focus ETF, Franklin Focused Growth ETF, Franklin FTSE Eurozone ETF, BrandywineGLOBAL – Dynamic US Large Cap Value ETF, BrandywineGLOBAL – U.S. Fixed Income ETF, ClearBridge Sustainable Infrastructure ETF, Western Asset Bond ETF, Martin Currie Sustainable International Equity ETF and Franklin U.S. Equity Index ETF Annual Reports on Form N-CSR for the period ended March 31, 2024. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California
July 24, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Templeton ETF Trust of our report dated May 22, 2024, relating to the consolidated financial statements and consolidated financial highlights, which appears in Franklin Systematic Style Premia ETF’s Annual Report on Form N-CSR for the year ended March 31, 2024. We also consent to the references to us under the headings “Consolidated Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California
July 24, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Templeton ETF Trust of our report dated May 24, 2024, relating to the financial statements and financial highlights, which appears in Franklin FTSE Russia ETF’s Annual Report on Form N-CSR for the year ended March 31, 2024. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California
July 24, 2024